Exhibit 10.10

SARA LEE CORPORATION

1999 NON-EMPLOYEE DIRECTOR STOCK PLAN

(As amended and restated effective June 30, 2011)

ARTICLE I - PURPOSE OF THE PLAN

The purpose of the Sara Lee Corporation 1999 Non-Employee Director Stock Plan is to promote the long-term growth of Sara Lee Corporation by increasing the proprietary interest of Non-Employee Directors in Sara Lee Corporation and to attract and retain highly qualified and capable Non-Employee Directors. Notwithstanding any provision of the Plan to the contrary, amounts deferred under the Plan after December 31, 2004 (including Awards of Restricted Stock Units) are subject to the provisions of Section 409A of the Internal Revenue Code (the “Code”) and at all times the Plan as applied to those amounts shall be interpreted and administered so that it is consistent with such Code section.

ARTICLE II - DEFINITIONS

Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.1 “Annual Retainer” means the annual cash retainer fee payable by the Corporation to a Non-Employee Director for services as a director of the Corporation, as such amount may be changed from time to time.

2.2 “Award” means an award granted to a Non-Employee Director under the Plan in the form of Restricted Stock Units or Shares.

2.3 “Board” means the Board of Directors of Sara Lee Corporation.

2.4 “Chairman Retainer” means the annual retainer fee payable by the Corporation to a Non-Employee Director for services as Chairman of the Board, as such amounts may be changed from time to time. Fifty percent (50%) of the Chairman Retainer shall be payable in the form of cash (the “Chairman Cash Retainer”) which is subject to the election provided in Article IX and fifty percent (50%) of the Chairman Retainer shall be payable as Chairman RSUs as provided in Section 8.1(c).

2.5 “Committee Retainer” means the annual retainer fee payable by the Corporation to a Non-Employee Director for services as a member and/or as a chair of a Board committee, as such amounts may be changed from time to time. Fifty percent (50%) of the Committee Retainer shall be payable in the form of cash (the “Committee Cash Retainer”) which is subject to the election provided in Article IX and fifty percent (50%) of the Committee Retainer shall be payable as Committee RSUs as provided in Section 8.1(c).

2.6 “Corporation” means Sara Lee Corporation.

2.7 “Deferral Account” means a bookkeeping account in the name of a Non-Employee Director who elects to defer, pursuant to the Grandfathered Deferral Program or the Deferral Program, all or a portion of an Annual Retainer, Chairman Cash Retainer, Committee Cash Retainer or an Award.

2.8 “Deferred Compensation Rate” means, with respect to any date, the rate of interest payable as of such date on Interest Accounts under subparagraph A-4(b) of the Grandfathered Deferral Program or subparagraph B-4(b) of the Deferral Program.

2.9 “Deferral Program” means the terms and conditions (which are described in Supplement B hereto) pursuant to which Non-Employee Directors may after December 31, 2004 defer the payment of Annual Retainers, Chairman Cash Retainer, Committee Cash Retainers and vested Awards.

2.10 “Fair Market Value” means the closing selling price per Share on the New York Stock Exchange Composite Transactions Tape on the determination date, provided that if there are no sales of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed equal to the closing selling price of a Share on such Composite Tape for the last preceding date on which sales of Shares were reported.

2.11 “Grandfathered Deferral Program” means the terms and conditions that apply to amounts deferred under the Plan prior to January 1, 2005 as described in Supplement A hereto.

2.12 “Non-Employee Director” means a director of the Corporation who is not an employee of the Corporation or any subsidiary of the Corporation.

2.13 “Plan” means this Sara Lee Corporation 1999 Non-Employee Director Stock Plan (As Amended through June 30, 2005), and as further amended and restated from time to time.

2.14 “Restricted Stock Unit” means a restricted stock unit granted to a Non-Employee Director pursuant to Article VIII hereof.

2.15 “Restricted Stock Unit Grant Notice” means a written notice provided to a Non-Employee Director evidencing a grant of Restricted Stock Units and setting forth the basic terms and conditions of the award.

2.16 “Stock Award Date” means the date on which Shares are awarded to a Non-Employee Director pursuant to Article IX hereof.

2.17 “Shares” means shares of the Common Stock, par value $.01 per share, of the Corporation.

2.18 “Settlement Date” means the date that is six (6) months after the Non-Employee Director ceases to be a director of the Corporation.

ARTICLE III - ADMINISTRATION OF THE PLAN

3.1 Administrator of the Plan. The Plan shall be administered by the Compensation and Employee Benefits Committee of the Board (“Committee”).

3.2 Authority of Committee. The Committee shall have full power and authority to: (i) interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan and (ii) designate persons other than members of the Committee to carry out its responsibilities, subject to applicable law and such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee’s best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. The Committee may delegate administrative duties under the Plan to one or more agents, as it shall deem necessary or advisable.

3.3 Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee.

2

3.4 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award or to any settlement of any dispute between a Non-Employee Director and the Corporation. Any decision or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

ARTICLE IV - AWARDS UNDER THE PLAN

Awards in the form of Restricted Stock Units shall be granted to Non-Employee Directors in accordance with Article VIII. Awards in the form of Shares may be granted to Non-Employee Directors in accordance with Article IX. Grants of Restricted Stock Units that are made under the Plan shall be evidenced by a Restricted Stock Unit Grant Notice.

ARTICLE V - ELIGIBILITY

Non-Employee Directors of the Corporation shall be eligible to participate in the Plan in accordance with Articles VIII and IX.

ARTICLE VI - SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article XII, the aggregate number of Shares that may be issued under the Plan is seven hundred thousand (700,000) Shares, plus one million one hundred fifty thousand (1,150,000) Shares that are subject to outstanding Awards under the Plan on June 27, 2002. To the extent that Shares subject to an outstanding Award are not issued by reason of the expiration, termination, cancellation or forfeiture of such Award, or by reason of the tendering or withholding of Shares to satisfy all or a portion of the tax withholding obligations relating to an Award, then such Shares shall again be available under the Plan.

ARTICLE VII - TRANSFERABILITY OF RESTRICTED STOCK UNITS

Restricted Stock Units granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

ARTICLE VIII - RESTRICTED STOCK UNIT AWARDS

Each Non-Employee Director shall be granted Restricted Stock Units, subject to Article VI and to the following terms and conditions:

8.1 Grant of Restricted Stock Units. (a) On the first business day of each calendar year (the “Annual Grant Date”), each person who is a Non-Employee Director on such Annual Grant Date shall be granted a whole number of Restricted Stock Units determined by dividing $120,000 by the Fair Market Value of a Share on the Annual Grant Date.

(b) A Non-Employee Director who is first elected or begins to serve as a Non-Employee Director between Annual Grant Dates (other than a Non-Employee Director who is first elected or begins to serve between July 1, 2007 and January 1, 2008) shall be granted, on the date that such person is first elected or begins to serve as a Non-Employee Director, a number of Restricted Stock Units determined by (i) dividing $120,000 by the Fair Market Value of a Share on the date of grant (ii) multiplying the quotient by a fraction the numerator of which is the number of whole or partial months between the date of grant and the next Annual Grant Date and the denominator of which is 12 and (iii) rounding the result up the nearest whole number of Shares.

3

(c) On each Annual Grant Date, in addition to the Restricted Stock Units granted under Section 8.1(a) above, each Non-Employee Director who chairs or serves on a Board committee for which a Committee Retainer is payable or who serves as Chairman of the Board shall be granted a whole number of Restricted Stock Units determined by dividing an amount equal to 50% of the Non-Employee Director’s Committee Retainer or Chairman Retainer, as applicable, by the Fair Market Value of a Share on the Annual Grant Date (such Restricted Stock Units, the “Committee RSUs” or “Chairman RSUs”).

(d) If the amount of a Non-Employee Director’s Committee Retainer or Chairman Retainer, as applicable, increases between Annual Grant Dates, the Non-Employee Director shall be granted, on the date that such person’s Committee Retainer or Chairman Retainer increases, a number of Restricted Stock Units determined by (i) multiplying the amount by which the Committee Retainer or Chairman Retainer increases by 50%, (ii) dividing the product by the Fair Market Value of a Share on the date of grant, (iii) multiplying the quotient by a fraction the numerator of which is the number of whole or partial months between the date of grant and the next Annual Grant Date and the denominator of which is 12, and (iv) rounding the result up the nearest whole number of Shares.

(e) If the amount of a Non-Employee Director’s Committee Retainer or Chairman Retainer, as applicable, decreases between Annual Grant Dates (other than pursuant to 8.2(f) below), the Non-Employee Director shall forfeit, on the date that such person’s Committee Retainer or Chairman Retainer decreases, a number of Restricted Stock Units determined by (i) multiplying the number of Committee RSUs or Chairman RSUs that were granted to such Non-Employee Director on the immediately preceding Annual Grant Date by a fraction the numerator of which is the number of whole or partial months between the date that such person’s Committee Retainer or Chairman Retainer decreases and the next Annual Grant Date and the denominator of which is 12, and (ii) rounding the result up the nearest whole number of Shares.

(f) If any Non-Employee Director ceases to be a Director of the Corporation between Annual Grant Dates other than by reason of death or disability, such Non-Employee Director shall forfeit a number of the Restricted Stock Units, Chairman RSUs and Committee RSUs, if any, granted to the Non-Employee Director on or after the immediately preceding Annual Grant Date determined by multiplying the total number of Restricted Stock Units, Chairman RSUs and Committee RSUs granted to the Non-Employee Director under Sections 8.1(a), (b), (c) and/or (d) on such immediately preceding Annual Grant Date or subsequent grant date by a ratio the number of which is the number of months from the immediately preceding Annual Grant Date or subsequent grant date through the end of the month in which the Non-Employee Director ceases to be a Director and the denominator of which is 12.

(g) In determining the number of Restricted Stock Units under this Section 8.1, all calculations shall be rounded up to the nearest whole number of Shares.

8.2 Vesting. (a) Except as provided in Section 8.2(b), 8.3, 8.5 and 9.3 and Article 10, Restricted Stock Units granted on or after July 1, 2005 shall vest in full on the date immediately preceding the one-year anniversary of the date on which such Restricted Stock Units were awarded and Restricted Stock Units granted on or after January 1, 2008 shall vest in full on the one year anniversary of the date on which such Restricted Stock Units were awarded.

4

(b) Notwithstanding Section 8.2(a), if a Non-Employee Director ceases to be a director of the Corporation (i) due to death or disability, all Restricted Stock Units held by such Non-Employee Director shall vest in full on the date on which such Non-Employee Director ceases to be a director of the Corporation, or (ii) for any other reason, then all Restricted Stock Units held by such Non-Employee Director, after applying the forfeiture provisions of Section 8.1(f), shall vest in full on the date on which such Non-Employee Director ceases to be a director of the Corporation.

8.3 Payment of Restricted Stock Units. Restricted Stock Units granted on or after July 1, 2005 shall be paid on the Non-Employee Director’s Settlement Date. With respect to Awards granted under the Plan prior to July 1, 2005, a Non-Employee Director can elect to defer payment of all or any portion of such Awards provided such elections are in writing, on such forms as the Committee may prescribe, and in accordance with the terms and conditions of the Plan at the time of the deferral. The payment of any Awards deferred under the Plan prior to January 1, 2005 shall be governed by the provisions of Supplement A. The payment of any Awards deferred under the Plan after January 1, 2005 shall be governed by the provisions of Supplement B.

8.4 Dividend Equivalents. Restricted Stock Units shall accrue dividend equivalents at the same rate and at the same times as cash dividends are paid on Shares. Such dividend equivalents shall be retained by the Corporation on behalf of the Non-Employee Director and shall be paid in cash pursuant to Section 8.6 hereof, together with interest from the date of accrual to the date of payment at the Deferred Compensation Rate; provided that no interest shall be paid on any dividend equivalents accrued on Restricted Stock Units awarded after January 1, 2005; provided further that, upon written election received by the Corporation, a Non-Employee Director may elect to have all or a portion of any dividend equivalents deemed invested in Restricted Stock Units for that number of whole Shares having an aggregate value equal to the quotient of the accrued cash dividend equivalents with respect to which such election is made, divided by the Fair Market Value of a Share as of the date of such deemed investment (the “Dividend Equivalent RSUs”), which Dividend Equivalent RSUs shall be issued pursuant to Section 8.6 hereof. The date of such deemed investment of dividend equivalents shall be (i) the third business day after the date the Committee or its designee receives a written election from the Non-Employee Director, with respect to dividend equivalents accrued before the election is made, or (ii) the third business day after cash dividends are paid on Shares, for dividend equivalents that accrue after the date the Committee or its designee receives a written election from the Non-Employee Director. In determining the number of Dividend Equivalent RSUs under this Section 8.4, all calculations shall be rounded up to the nearest whole number of Shares.

8.5 Forfeiture. If a Non-Employee Director is determined, by a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (excluding the Non-Employee Director whose conduct is in question), to have (i) acted in a manner detrimental to the Corporation’s best interests, or (ii) failed to act and such failure to act was detrimental to the Corporation’s best interests, each Restricted Stock Unit held by such Non-Employee Director shall, as of the date of the adoption of such resolution, be forfeited and all rights of the Non-Employee Director to or with respect to such Restricted Stock Unit shall terminate. No action or failure to act shall be deemed by the Board to be detrimental to the Corporation’s best interests unless such action was taken in bad faith or without reasonable belief that such action was in the best interests of the Company.

8.6 Settlement. Subject to Section 8.3 and Supplements A and B with respect to deferred Awards, as soon as practical after a Non-Employee Director’s Settlement Date the Corporation shall (i) issue to such Non-Employee Director one Share for each Restricted Stock Unit awarded to the Non-Employee Director and (ii) pay or issue to such Non-Employee Director, as applicable, (A) a cash amount equal to the amount of all dividend equivalents accrued with respect to such Restricted Stock Unit, together with interest, if any, accrued thereon pursuant to Section 8.4 hereof with respect to which a dividend equivalent reinvestment election pursuant to Section 8.4 was not made, and (B) one Share for each Dividend Equivalent RSU. Upon the satisfaction of the Corporation’s obligations under the first

5

sentence of this Section 8.6, such Restricted Stock Unit and Dividend Equivalent RSU, if applicable, shall be cancelled, such cancellation to be effective as of the Settlement Date. Notwithstanding the foregoing, prior to his or her Settlement Date, in lieu of payment to himself or herself, a Non-Employee Director may issue payment instructions directing that the Corporation issue the Shares and cash amounts referenced in the first sentence of this Section 8.6 to an entity or individual other than the Non-Employee Director (the “Alternate Distributee”), provided such direction is not made applicable to any Awards deferred under Section 8.3 and is in writing in a form and manner deemed acceptable to the Committee. In the event that a Non-Employee Director issues payment instructions to an Alternate Distributee under the preceding sentence, the Shares and cash amounts referenced in the first sentence of this Section 8.6 shall be paid to the Alternate Distributee as soon as practicable after the Non-Employee Director’s Settlement Date; however, the designation of an Alternate Distributee will not alter the income tax treatment or character of the Awards as to the Non-Employee Director (with the Non-Employee Director being deemed the recipient of all amounts paid to the Alternate Distributee for income tax purposes), unless otherwise required by law. Unless revoked prior to the applicable Settlement Date in writing in a form and manner acceptable to the Committee, the Corporation may fully rely upon the payment instructions as to an Alternate Distributee and payment in accordance with such payment instructions shall fully satisfy the Corporation’s obligations to the Non-Employee Director as to the Restricted Stock Units related thereto. Further, the issuance of payment instructions to an Alternate Distributee shall not alter or otherwise affect the nature or extent of the Restricted Stock Units related thereto and nothing in this Section 8.6 shall be treated as an assignment or transfer in violation of Article VII. In the event of the death of a Non-Employee Director who, prior to his or her Settlement Date, identified an Alternate Distributee under the preceding provisions of this Section 8.6, the amount due to the Non-Employee Director under the terms of this Article VIII shall be paid to the Alternate Distributee.

8.7 No Stockholder Rights. Restricted Stock Units shall not confer upon the holder thereof any rights as a stockholder of the Company.

ARTICLE IX - ELECTION TO RECEIVE SHARES OR RESTRICTED STOCK UNITS

Each Non-Employee Director may elect to receive Shares or Restricted Stock Units in lieu of all or a portion of such Non-Employee Director’s Annual Retainer or Committee Cash Retainer, subject to Article VI and the following terms and conditions:

9.1 Grant of Shares. On the Annual Grant Date (including for this purpose, July 2, 2007), Shares shall be granted to each Non-Employee Director who, prior to such Annual Grant Date, files with the Committee or its designee a written election to receive Shares in lieu of all or a portion of such Non-Employee Director’s Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer for the one-year period beginning on the Annual Grant Date next following the date of the written election. An election pursuant to the first sentence of this Section 9.1 shall be irrevocable on and after the Annual Grant Date. In addition, Shares shall be granted to any Non-Employee Director who no later than the thirtieth day after the date on which such Non-Employee Director is first elected or begins to serve as a Non-Employee Director, files with the Committee or its designee a written election to receive Shares in lieu of all or a portion of the Annual Retainer, if any, that such Non-Employee Director is entitled to receive upon election as a Non-Employee Director as well as all or any portion of the Chairman Cash Retainer or Committee Cash Retainer to be paid during the year. Shares shall be granted to the Non-Employee Director after the date the Committee or its designee receives notice of such an election. An election pursuant to the third sentence of this Section 9.1 shall be irrevocable.

9.2 Number of Shares. The number of Shares granted pursuant to this Article shall be the number of Shares equal to (i) the portion of the Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer which the Non-Employee Director has elected pursuant to Section 9.1 to be payable in

6

Shares, divided by (ii) the Fair Market Value per Share on the Stock Award Date (iii) with the product rounded up to the nearest whole number of Shares. As soon as practical following an award of Shares to a Non-Employee Director, the stock certificate representing such Shares shall be issued and delivered to the Non-Employee Director, whereupon the Non-Employee Director shall become a stockholder of the Corporation with respect to such Shares and shall be entitled to vote the Shares.

9.3 Deferral of Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer. A Non-Employee Director may elect to defer payment of all or any portion of such Non-Employee Director’s Annual Retainer or Committee Cash Retainer provided that no election shall be allowed for the Annual Retainer or Committee Cash Retainer with respect to the Corporation’s fiscal year beginning on July 3, 2005. All deferrals must be in writing, on such forms as the Committee may prescribe, and must be made in accordance with the terms and conditions of the Plan including the terms and conditions of Supplements A and B as applicable.

9.4 Conversion of Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer to Restricted Stock Units. A Non-Employee Director may elect to convert all or any portion of an Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer into Restricted Stock Units equal in number to (i) the portion of the Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer which the Non-Employee Director has elected to convert pursuant to this Section 9.4 divided by (ii) the Fair Market Value per Share on the Stock Award Date (iii) with the product rounded up to the nearest whole number of Shares. A Non-Employee Director’s election to convert all or any portion of an Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer into Restricted Stock Units shall be in writing, on such forms and at such times as the Committee may prescribe provided that any election must be made not later than the December 31 of the calendar year preceding the calendar year in which the Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer would otherwise be paid and in the case of a Non-Employee Director who is first elected or begins to serve as a Non-Employee Director, the election must be made prior to the thirtieth day following the date the Non-Employee Director is first elected or begins to serve as a Non-Employee Director. Restricted Stock Units resulting from the conversion of an Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer shall be subject to the adjustments applicable to Restricted Stock Units awarded under Section 8.1(a) above, shall not be subject to the vesting requirements of Section 8.2. and shall be distributed on the Non-Employee Director’s Settlement Date as provided in Section 8.3.

ARTICLE X - CHANGE OF CONTROL

10.1 Effect of Change of Control. Upon the occurrence of a “Change of Control” event, as defined below, any and all outstanding Restricted Stock Units shall become immediately vested and payable (including all awards subject to Section 8.3 above that vested on or after January 1, 2005 and all Restricted Stock Units subject to Section 9.4 above that were converted from an Annual Retainer, Chairman Cash Retainer or Committee Cash Retainer) and any and all stock certificates representing Shares awarded to a Non-Employee Director pursuant to Section 9.1 promptly shall be transferred to such Non-Employee Director.

10.2 Definition of Change of Control. A “Change of Control” shall occur:

(a) upon the acquisition by an individual, entity or group, including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities and Exchange Act of 1934 (the “Exchange Act”) (a “Person”), during any 12-month period of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 35% or more of the combined voting power of the then outstanding capital stock of the Corporation that by its terms may be voted on all matters submitted to stockholders of the Corporation generally (such capital stock, “Voting Stock”);

7

provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities unless such outstanding convertible or exchangeable securities were acquired directly from the Corporation), (ii) any acquisition by the Corporation, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Corporation, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (b) of this Section 10.2 shall be satisfied; and provided further that, for purposes of clause (ii) of this subsection (a), if any Person (other than the Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation) shall become the beneficial owner of 50% or more of the Voting Stock by reason of an acquisition by the Corporation and such Person was the beneficial owner of less than 35% of the Voting Stock prior to such acquisition such additional beneficial ownership shall constitute a Change of Control; or

(b) upon the consummation of a reorganization, merger or consolidation of the Corporation, or a sale or other disposition of all or substantially all of the Corporation’s property and assets (meaning property and assets of the Corporation having a total gross fair market value equal to or greater than 40 percent of the total gross fair market value of all of the property and assets of the Corporation); excluding, however, (A) any such reorganization, merger, consolidation, sale or other disposition with respect to which, immediately after consummation of such transaction, (i) all or substantially all of the beneficial owners of the Voting Stock of the Corporation outstanding immediately prior to such transaction continue to beneficially own, directly or indirectly (either by remaining outstanding or by being converted into voting securities of the entity resulting from such transaction), more than 50% of the combined voting power of the voting securities of the entity resulting from such transaction (including, without limitation, the Corporation or an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s property or assets, directly or indirectly) (the “Resulting Entity”) outstanding immediately after such transaction, in substantially the same proportions relative to each other as their ownership immediately prior to such transaction, and (ii) no Person (other than any Person that beneficially owned, immediately prior to such reorganization, merger, consolidation, sale or other disposition, directly or indirectly, Voting Stock representing 35% or more of the combined voting power of the Corporation’s then outstanding securities) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding securities of the Resulting Entity, and (iii) at least a majority of the members of the board of directors of the entity resulting from such transaction were Continuing Directors of the Corporation at the time of the execution of the initial agreement or action of the Board authorizing such reorganization, merger, consolidation, sale or other disposition and (B) any transfer of all or substantially all of the Corporation’s property and assets to any person, group or entity that is considered to be controlled by the stockholders of the Corporation immediately after the transfer for purposes of Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended (the “Code”), or

(c) upon the consummation of a plan of complete liquidation or dissolution of the Corporation; or

(d) when those individuals who, immediately after the 2002 annual meeting of stockholders of the Corporation, constitute the Board (the “Continuing Directors”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Corporation subsequent to the 2002 annual meeting of stockholders of the Corporation whose election, or nomination for election by the Corporation’s stockholders, was approved by the vote of at least a majority of the Continuing Directors then comprising the Board (or by the nominating committee of the Board, if

8

such committee is comprised of Continuing Directors and has such authority) shall be deemed to have been a Continuing Director; and provided further, that no individual shall be deemed to be a Continuing Director if such individual initially was elected as a director of the Corporation as a result of (A) an actual or threatened solicitation by a Person (other than the Board) made for the purpose of opposing a solicitation by the Board with respect to the election or removal of directors, or (B) any other actual or threatened solicitation of proxies or consents by or on behalf of any Person (other than the Board).

For purposes of this Section 10.2, persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similarly business transaction with the Corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or similar transaction, such stockholder is considered to be acting as a group with other stockholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Further, stock ownership shall be determined in accordance with Section 318(a) of the Code and the regulations thereunder.

ARTICLE XI - AMENDMENT AND TERMINATION

The Board may amend the Plan from time to time or terminate the Plan at any time and may unilaterally modify the terms and conditions of an outstanding Award or an election under the Grandfathered Deferral Program or the Deferral Program as necessary, including revoking an election entirely, to reflect changes in applicable law.

ARTICLE XII - ADJUSTMENT PROVISIONS

In the event of any change in the capital structure of the Corporation (including but not limited to a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of securities, , spin-off, split-off, liquidation or other distribution of any or all of the assets of the Corporation to stockholders, other than normal cash dividends) or any change in any rights attendant to any class of authorized securities of the Corporation (an “Adjustment Event”) , the Committee shall make proportionate adjustments with respect to the number and class of securities available under the Plan, the number and class of securities subject to each outstanding Restricted Stock Unit and Committee RSU Award, and the number and class of securities representing a Share equivalent in the Share Equivalent Account under the Deferral Program to reflect such Adjustment Event and to maintain each outstanding Award’s or Share Equivalent Account interest’s intrinsic and fair value; provided, that the Committee shall retain discretion with respect to how any such proportionate adjustment shall be made. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

ARTICLE XIII - FOREIGN DIRECTORS

Without amending the Plan, Awards granted to Non-Employee Directors who are foreign nationals may have such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Corporation or its subsidiaries operate or have Non-Employee Directors.

9

ARTICLE XIV - EFFECTIVE DATE AND TERM OF PLAN

The Plan shall be submitted to the stockholders of the Corporation for approval and, if approved by a majority of all the votes cast at the 2002 annual meeting of stockholders, shall become effective as of June 27, 2002, the date of approval by the Board (the “Effective Date”). If stockholder approval is not obtained at the 2002 annual meeting of stockholders, the Plan, in the form approved by stockholders at the 1999 annual meeting of stockholders, shall continue in full force and effect and all grants of Restricted Stock Units and Shares hereunder shall be null and void. The Plan shall terminate on June 30, 2012, unless terminated earlier by the Board.

As amended and restated by the Board on June 30, 2011.

10

SUPPLEMENT A

GRANDFATHERED DEFERRAL PROGRAM

A-1 Purpose. The purpose of this Supplement A to the Sara Lee Corporation 1999 Non-Employee Director Stock Plan is to provide Non-Employee Directors with the opportunity to defer the payment of their Annual Retainer, Committee Cash Retainer and/or Awards under the Plan. The terms of this Supplement A replace the Non-Qualified Deferred Compensation Plan for Outside Directors of Sara Lee Corporation which was approved by the Board on August 27, 1992 and subsequently amended (the “Former Plan”) and apply to Annual Retainers and vested Awards that were deferred prior to January 1, 2005. The deferral program under this Supplement A (the “Grandfathered Deferral Program”) shall be administered on the basis of the calendar year (the “Program Year”).

A-2 Rules for Deferral Elections. All Non-Employee Directors who made deferrals hereunder prior to January 1, 2005 and any individual who was a participant in the Former Plan as of June 27, 2002 shall be considered a participant in the Grandfathered Deferral Program. Prior to January 1, 2005 any Eligible Director could make irrevocable elections to defer receipt of all or any portion not less than 25 percent of his Annual Retainer and/or Committee Cash Retainer or all or any portion not less than 25 percent of any Award (each such election is referred to herein as a “Deferral Election” and the amount deferred pursuant to such an election the “Deferral”) for a Program Year in accordance with the rules set forth below.

(a)	A Non-Employee Director shall be eligible to make a Deferral Election only if he is an active member of the Board, or has been elected to the Board the date such election is made.

(b)	For a Program Year, a Non-Employee Director may make no more than one Deferral Election for each Award and such number of Deferral Elections with respect to the Non-Employee Director’s Annual Retainer and/or Committee Cash Retainer as the Committee may prescribe.

(c)	All Deferral Elections must be made in writing on such forms as the Committee may prescribe and must be received by the Committee no later than the date specified by the Committee. In no event will the date specified by the Committee with respect to an Award be later than the end of the Program Year preceding the Program Year in which the Award vests. Any Deferral Election with respect to a Non-Employee Director’s Annual Retainer or Committee Cash Retainer shall only apply to that portion of the Non-Employee Director’s Annual Retainer or Committee Cash Retainer remaining to be paid for services to be rendered after the date the Deferral Election is made.

(d)	As part of each Deferral Election, the Non-Employee Director must specify the date on which the Deferral will be paid (a “Distribution Date”). The Distribution Dates specified in a Non-Employee Director’s Deferral Elections may, but need not necessarily, be the same for all Deferrals. Except as provided in subsection (f) below, each Distribution Date is irrevocable and shall apply only to that portion of the Non-Employee Director’s Deferral Account which is attributable to the Deferral.

(e)	The Distribution Date selected by a Non-Employee Director shall not be earlier than the January 1 immediately following the first anniversary of the date on which the Deferral Election is made.

(f)	A Non-Employee Director may make an irrevocable election to extend a Distribution Date (a “Re-Deferral Election”); provided, that no Re-Deferral Election shall be effective unless (i) the Committee receives the election prior to the December 1 of the Program Year preceding the Program Year in which the Distribution Date to be changed occurs, and (ii) the new Distribution Date is not earlier than the January 1 immediately following the first anniversary of the date the Re-Deferral Election is made. All Re-Deferral Elections must be made in writing on such forms and pursuant to such rules as the Committee may prescribe.

(g)	As part of each Deferral Election, a Non-Employee Director must elect the form in which the Deferral will be paid beginning on the selected Distribution Date. The Deferral may be paid in a single lump sum or in substantially equal annual installments over a period not exceeding ten years as provided under paragraph A-6. Except as provided in paragraph A-6, a Non-Employee Director’s election as to the form of payment shall be irrevocable. If the Non-Employee Director elects an installment method of payment the Distribution Date must be January 1.

(h)	As part of each Deferral Election, a Non-Employee Director must elect the investment alternatives that shall apply to the Deferral in accordance with paragraphs A-4 and A-5.

(i)	A Deferral Election shall be irrevocable; provided that if the Committee determines that a Non-Employee Director has an Unforeseeable Financial Emergency (as defined in paragraph A-10), then the Non-Employee Director’s Deferral Elections then in effect shall be revoked with respect to all amounts not previously deferred.

A-3 Deferral Accounts. All amounts deferred pursuant to a Non-Employee Director’s Deferral Elections under the Grandfathered Deferral Program shall be allocated to a bookkeeping account in the name of the Non-Employee Director (a “Deferral Account”) and the Committee shall maintain a separate subaccount under a Non-Employee Director’s Deferral Account for each Deferral. Deferrals shall be credited to the Deferral Account as of the Deferral Crediting Date coinciding with or next following the date on which, in the absence of a Deferral Election, the Non-Employee Director would otherwise have received the Deferral. A “Deferral Crediting Date” shall mean the business day coinciding with or next following the 15th day of each calendar month and the business day coinciding with or next following the last day of each calendar month. A Non-Employee Director shall be fully vested at all times in the balance of his Deferral Account.

A-4 Investment Alternatives. A Non-Employee Director must make an investment election at the time of each Deferral Election. The investment election must be made in writing on such forms and pursuant to such rules as the Committee may prescribe, subject to paragraph A-5, and shall designate the portion of the Deferral which is to be treated as invested in each investment alternative. The two investment alternatives shall be as follows:

(a)

Share Equivalent Account. Under the Share Equivalent Account, the value of the Non-Employee Director’s Deferral shall be determined as if the Deferral were invested in Shares as of the Deferral Crediting Date. If payment of Shares or Restricted Stock Units is deferred, the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall equal the number of Shares or Restricted Stock Units deferred. If payment of cash is deferred, the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall be determined by dividing the Deferral to be “invested” on that date by the Fair Market Value of a Share on that date. Fractional Share equivalents will be computed to two decimal places. An amount equal to the number of Share equivalents multiplied by the dividend paid on a Share on each dividend payment date shall be credited to the Non-Employee Director’s Deferral Account and appropriate subaccount as of the Deferral Crediting Date coincident with or next following the dividend payment date and “invested” in additional Share equivalents as though such dividend credits were a Deferral. The number of Shares to be paid to a Non-Employee Director on a Distribution Date shall be equal to the number of Share equivalents accumulated in the Share Equivalent Account on the Distribution Date divided by the total of the payments to be made. All payments from the Share Equivalent Account shall be made in whole Shares with fractional Shares distributed in cash.

(b)	Interest Account. Under the Interest Account, interest will be credited to the Non-Employee Director’s Deferral Account as of the business day coinciding with or next following each June 30 and December 31 (a “Valuation Date”) and on the date the final payment of a Deferral is to be made based on the balance in the Non-Employee Director’s Deferral Account deemed invested in the Interest Account on the Valuation Date or such final payment date. The rate of interest to be credited for a Plan Year will be set at the beginning of each Program Year and will equal the cost to the Corporation of issuing five-year maturity debt or, in the event such cost is determined not to satisfy the independence criteria under Section 409A of the Code and the guidance issued thereunder, such other independently established interest rate that the Corporation elects to use that satisfies such independence criteria. If installment payments are elected, the amount to be paid to the Non-Employee Director on a Distribution Date shall be determined as follows: the amount of the principal payment of each installment shall be determined by dividing the current principal balance by the number of remaining installment payments and the amount of the interest payment shall be determined by dividing the current interest balance by the number of remaining installment payments. All payments from the Interest Account shall be made in cash.

A-5 Investment Elections and Changes. A Non-Employee Director’s investment elections shall be subject to the following rules:

(a)	With respect to Annual Retainer or Committee Retainer payments that would have been paid in the form of cash, if the Non-Employee Director fails to make an investment election with respect to a Deferral, the Deferral shall be deemed to be invested in the Interest Account.

(b)	Any Deferral attributable to an Award or an Annual Retainer payable in the form of Shares, restricted or otherwise, shall automatically be deemed to be invested in the Share Equivalent Account.

(c)	All investments in the Share Equivalent Account shall be irrevocable.

(d)	A Non-Employee Director may elect to transfer amounts invested in the Interest Account to the Share Equivalent Account as of any Valuation Date by filing an investment change election with the Committee prior to the Valuation Date the change is to become effective. The amount elected to be transferred to the Share Equivalent Account shall be treated as invested in Share equivalents as of the Valuation Date and the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts as of the Valuation Date shall be determined by dividing the amount to be transferred by the Fair Market Value on such Valuation Date.

(e)	Until invested as of the Deferral Crediting Date in either the Interest Account or Share Equivalent Account, a Non-Employee Director’s Deferral shall be credited with interest in such amount as the Committee may determine.

A-6 Time and Method of Payment. Payment of a Non-Employee Director’s Deferral shall be made in a single lump sum or shall commence in installments as elected by the Non-Employee Director in the Deferral Election. A Non-Employee Director may make a one-time election after the original Deferral Election to change the method of payment elected by the Non-Employee Director; provided, that such election shall not be effective unless the election to change the method of payment is received by the Committee prior to the December 1 of the Program Year preceding the Program Year in which the Distribution Date specified in the original Deferral Election occurs. If a Non-Employee Director’s Deferral Account is payable in a single lump sum, the payment shall be made as soon as practicable following the Distribution Date but not later than 30 days following the Distribution Date. If a Non-Employee Director’s Deferral Account is payable in installment payments, then the Non-Employee Director’s Deferral Account shall be paid in substantially equal annual installments over the period as elected by the Non-Employee Director in the Deferral Election commencing as soon as practicable following the Distribution Date but not later than 30 days following the Distribution Date.

A-7 Payment Upon Death of a Non-Employee Director. In the event a Non-Employee Director dies before all amounts credited to his Deferral Account have been paid, payment of the Non-Employee Director’s Deferral Account shall be made or shall commence in the form of payment elected by the Non-Employee Director’s Beneficiary (as defined in paragraph A-8) or the Executor/Executrix of the Non-Employee Director’s estate; provided, that the request is made in writing within 180 days of the Non-Employee Director’s death. If such a request is not made, the deceased Non-Employee Director’s Deferrals will be paid pursuant to the Deferral Elections and the normal provisions of this Supplement A.

A-8 Beneficiary. A Non-Employee Director’s Beneficiary shall mean the individual(s) or entity designated by the Non-Employee Director to receive the balance of the Non-Employee Director’s Deferral Account in the event of the Non-Employee Director’s death prior to the payment of his entire Deferral Account. To be effective, any Beneficiary designation shall be filed in writing with the Committee. A Non-Employee Director may revoke an existing Beneficiary designation by filing another written Beneficiary designation with the Committee. The latest Beneficiary designation received by the Committee shall be controlling. If no Beneficiary is named by a Non-Employee Director or if he survives all of his named Beneficiaries, the Deferral Account shall be paid in the following order of precedence:

(1)	the Non-Employee Director’s spouse;

(2)	the Non-Employee Director’s children (including adopted children), per stirpes; or

(3)	the Non-Employee Director’s estate.

A-9 Form of Payment. The payment of that portion of a Deferral Account deemed to be invested in the Interest Account shall be made in cash. The distribution of that portion of a Deferral Account deemed to be invested in the Share Equivalent Account shall be distributed in whole Shares with fractional shares distributed in cash.

A-10 Unforeseeable Financial Emergency. If the Committee or its designee determines that a Non-Employee Director has incurred an Unforeseeable Financial Emergency (as defined below), the Non-Employee Director may withdraw in cash and/or Shares the portion of the balance of his Deferral Account needed to satisfy the Unforeseeable Financial Emergency, to the extent that the Unforeseeable Financial Emergency may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Non-Employee Director’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. An “Unforeseeable Financial Emergency” is a severe financial hardship to the Non-Employee Director resulting from (i) a sudden and unexpected illness or accident of the Non-Employee Director or of a dependent of the Non-Employee Director; (ii) loss of the Non-Employee Director’s property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Non-Employee Director as determined by the Committee. A withdrawal on account of an Unforeseeable Financial Emergency shall be paid as soon as possible following the date on which the withdrawal is approved.

A-11 Funding. Benefits payable under the Grandfathered Deferral Program to any Non-Employee Director shall be paid directly by the Corporation. The Corporation shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the Grandfathered Deferral Program. Notwithstanding the foregoing, the Corporation, in the discretion of the Committee, may maintain one or more grantor trusts (“Trust”) to hold assets to be used for payment of benefits under the Grandfathered Deferral Program. The assets of the Trust shall remain the assets of the Corporation subject to the claims of its general creditors. Any payments by a Trust of benefits provided to a Non-Employee Director under the Grandfathered Deferral Program shall be considered payment by the Corporation and shall discharge the Corporation of any further liability under the Grandfathered Deferral Program for such payments.

A-12 Interests Not Transferable. No benefit payable at any time under the Grandfathered Deferral Program shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No person shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Grandfathered Deferral Program, or if by any reason of his bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Grandfathered Deferral Program, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Grandfathered Deferral Program and hold or apply them for or to the benefit of such person entitled thereto under the Grandfathered Deferral Program or his spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

A-13 Forfeitures and Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the Deferral Account of a Non-Employee Director that are not distributed because of the Committee’s inability, after a reasonable search, to locate a Non-Employee Director or his Beneficiary, as applicable, within a period of two (2) years after the Distribution Date upon which the payment of any benefits becomes due. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures will reduce the obligations of the Corporation under the Grandfathered Deferral Program and the Non-Employee Director or Beneficiary, as applicable, shall have no further right to his Deferral Account.

SUPPLEMENT B

DEFERRAL PROGRAM

B-1 Purpose. The purpose of this Supplement B to the Sara Lee Corporation 1999 Non-Employee Director Stock Plan is to provide Non-Employee Directors with the opportunity to defer the payment of (i) Awards granted prior to July 1, 2005 that vest on or after January 1, 2005 and (ii) Annual Retainers and/or Committee Cash Retainer payable on and after January 1, 2006 in compliance with the provisions of Section 409A of the Internal Revenue Code. The deferral program under this Supplement B (the “Deferral Program”) shall be administered on the basis of the calendar year (the “Program Year”).

B-2 Rules for Deferral and Re-Deferral Elections. All Non-Employee Directors shall be eligible to participate in the Deferral Program on the later of the day they are first elected or begin service as a Non-Employee Director or the date on which Deferral Program materials and election forms are mailed to them. Any Eligible Director may make irrevocable elections to defer receipt of all or any portion not less than 25 percent of his Annual Retainer and/or Committee Cash Retainer (each such election shall be referred to as a “Deferral Election”) and all or any portion not less than 25 percent of any Award granted under the Plan prior to July 1, 2005 that has not vested (an “Award Deferral Election”)(any amounts deferred pursuant to such elections is referred to as a “Deferral”) for a Program Year in accordance with the rules set forth below.

(a)	A Non-Employee Director shall be eligible to make a Deferral or Award Deferral Election only if he is an active member of the Board, or has been elected to the Board on the date such election is made.

(b)	For a Program Year, a Non-Employee Director may make no more than one Deferral Election with respect to the Non-Employee Director’s Annual Retainer and/or Committee Cash Retainer.

(c)	All Deferral and Award Deferral Elections must be made in writing on such forms as the Committee may prescribe and must be received by the Committee no later than the date specified by the Committee. In no event will the date specified by the Committee with respect to a Deferral Election be later than the end of the Program Year preceding the Program Year in which the period of service for which the Annual Retainer or Committee Cash Retainer payment relates and in no event will the date specified by the Committee with respect to an Award Deferral be later than the end of the second Program Year preceding the Program Year in which the Award vests. In the case of the first year in which the Non-Employee Director becomes eligible to participate, such election must be made prior to the thirtieth day following the date the Non-Employee Director becomes eligible to participate and if made after the date the Non-Employee Director is first elected to or begins service on the Board such election may be made with respect to not more that 90% of the Annual Retainer, Committee Cash Retainer and any Award for the Non-Employee Director’s first year of service.

(d)	As part of each Deferral and Award Deferral Election, the Non-Employee Director must specify the date on which the Deferral will be paid or commence (a “Distribution Date”). The Distribution Dates specified in a Non-Employee Director’s Deferral Elections may, but need not necessarily, be the same for all Deferrals. Except as provided in subsection (f) below, each Distribution Date is irrevocable and shall apply only to that portion of the Non-Employee Director’s Deferral Account which is attributable to the Deferral.

(e)	The Distribution Date selected by a Non-Employee Director as part of a Deferral Election shall not be earlier than the January 1 immediately following the first anniversary of the date on which the Deferral Election is made. The Distribution Date selected by a Non-Employee Director as part of an Award Deferral Election shall not be earlier than the first anniversary of the date the Award would otherwise have vested.

(f)	A Non-Employee Director may make an irrevocable election to extend a Distribution Date (a “Re-Deferral Election”); provided, that no Re-Deferral Election shall be effective unless (i) the Committee receives the election not later than 12 months prior to the Distribution Date to be changed, and (ii) the new Distribution Date is not earlier than the fifth anniversary of the prior Distribution Date. All Re-Deferral Elections must be made in writing on such forms and pursuant to such rules as the Committee may prescribe.

(g)	As part of each Deferral and Award Deferral Election, a Non-Employee Director must elect the form in which the Deferral will be paid beginning on the selected Distribution Date. The Deferral may be paid in a single lump sum or in substantially equal annual installments over a period not exceeding ten years as provided under paragraph B-6. Except as provided in paragraph B-6, a Non-Employee Director’s election as to the form of payment shall be irrevocable. If the Non-Employee Director elects an installment method of payment the Distribution Date must be in January. If a Non-Employee Director fails to elect a method of payment, such payment shall be payable in a single lump sum.

(h)	As part of each Deferral and Award Deferral Election, a Non-Employee Director must elect the investment alternatives that shall apply to the Deferral in accordance with paragraphs B-4 and B-5.

(i)	Deferral and Award Deferral Elections shall be irrevocable; provided that if the Committee determines that a Non-Employee Director has an Unforeseeable Financial Emergency (as defined in paragraph B-10), then the Non-Employee Director’s Deferral Elections then in effect shall be revoked with respect to all amounts not previously deferred.

B-3 Deferral Accounts. All amounts deferred pursuant to a Non-Employee Director’s Deferral and Award Deferral Elections under the Deferral Program shall be allocated to a bookkeeping account in the name of the Non-Employee Director (a “Deferral Account”) and the Committee shall maintain a separate subaccount under a Non-Employee Director’s Deferral Account for each Deferral. Deferrals shall be credited to the Deferral Account as of the Deferral Crediting Date coinciding with or next following the date on which, in the absence of a Deferral Election, the Non-Employee Director would otherwise have received the Deferral. A “Deferral Crediting Date” shall mean the business day coinciding with or next following the 15th day of each calendar month and the business day coinciding with or next following the last day of each calendar month. A Non-Employee Director shall be fully vested at all times in the balance of his Deferral Account.

B-4 Investment Alternatives. A Non-Employee Director must make an investment election at the time of each Deferral and Award Deferral Election. The investment election must be made in writing on such forms and pursuant to such rules as the Committee may prescribe, subject to paragraph B-5, and shall designate the portion of the Deferral which is to be treated as invested in each investment alternative. The two investment alternatives shall be as follows:

(a)	Share Equivalent Account. Under the Share Equivalent Account, the value of the Non-Employee Director’s Deferral shall be determined as if the Deferral were invested in Shares as of the Deferral Crediting Date. If payment of Shares or Restricted Stock Units is deferred, the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall equal the number of Shares or Restricted Stock Units deferred. If payment of cash is deferred, the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall be determined by dividing the Deferral to be “invested” on that date by the Fair Market Value of a Share on that date. Fractional Share equivalents will be computed to two decimal places. An amount equal to the number of Share equivalents multiplied by the dividend paid on a Share on each dividend payment date shall be credited to the Non-Employee Director’s Deferral Account and appropriate subaccount as of the Deferral Crediting Date coincident with or next following the dividend payment date and “invested” in additional Share equivalents as though such dividend credits were a Deferral. The number of Shares to be paid to a Non-Employee Director on a Distribution Date shall be equal to the number of Share equivalents accumulated in the Share Equivalent Account on the Distribution Date divided by the total of the payments to be made. All payments from the Share Equivalent Account shall be made in whole Shares with fractional Shares distributed in cash.

(b)	Interest Account. Under the Interest Account, interest will be credited to the Non-Employee Director’s Deferral Account as of the business day coinciding with or next following each June 30 and December 31 (a “Valuation Date”) and on the date the final payment of a Deferral is to be made based on the balance in the Non-Employee Director’s Deferral Account deemed invested in the Interest Account on the Valuation Date or such final payment date. The rate of interest to be credited for a Program Year will be set at the beginning of each Program Year and will equal the cost to the Corporation of issuing five-year maturity debt or, in the event such cost is determined not to satisfy the independence criteria under Section 409A of the Code and the guidance issued thereunder, such other independently established interest rate that the Corporation elects to use that satisfies such independence criteria. If installment payments are elected, the amount to be paid to the Non-Employee Director on a Distribution Date shall be determined as follows: the amount of the principal payment of each installment shall be determined by dividing the current principal balance by the number of remaining installment payments and the amount of the interest payment shall be determined by dividing the current interest balance by the number of remaining installment payments. All payments from the Interest Account shall be made in cash.

B-5 Investment Elections and Changes. A Non-Employee Director’s investment elections shall be subject to the following rules:

(a)	With respect to Annual Retainer or Committee Retainer payments that would have been paid in the form of cash, if the Non-Employee Director fails to make an investment election with respect to a Deferral, the Deferral shall be deemed to be invested in the Interest Account.

(b)	Any Deferral attributable to an Award Deferral, restricted or otherwise, shall automatically be deemed to be invested in the Share Equivalent Account.

(c)	All investments in the Share Equivalent Account shall be irrevocable.

(d)	A Non-Employee Director may elect to transfer amounts invested in the Interest Account to the Share Equivalent Account as of any Valuation Date by filing an investment change election with the Committee prior to the Valuation Date the change is to become effective. The amount elected to be transferred to the Share Equivalent Account shall be treated as invested in Share equivalents as of the Valuation Date and the number of Share equivalents to be credited to the Non-Employee Director’s Deferral Account and appropriate subaccounts as of the Valuation Date shall be determined by dividing the amount to be transferred by the Fair Market Value on such Valuation Date.

(e)	Until invested as of the Deferral Crediting Date in either the Interest Account or Share Equivalent Account, a Non-Employee Director’s Deferral shall be credited with interest in such amount as the Committee may determine.

B-6 Time and Method of Payment. Payment of a Non-Employee Director’s Deferral shall be made in a single lump sum or shall commence in installments as elected by the Non-Employee Director in the Deferral Election. A Non-Employee Director may make a one-time election after the original Deferral Election to change the method of payment elected by the Non-Employee Director; provided, that such election shall not be effective unless the election to change the method of payment is received by the Committee not later that 12 months prior to the Distribution Date specified in the original Deferral Election. If a Non-Employee Director has elected installment payments as the method of payment, he may not elect a single lump sum or installments over a shorter period. In addition, a Non-Employee Director may make a one-time election to change the method of payment of an Award; provided that such election shall not be effective unless the election to change the method of payment is received by the Committee not later than 12 months prior to the date the Award is to be distributed. If a Non-Employee Director has elected a single lump sum and later elects installment payments, such election shall constitute a Re-Deferral and will require a new Distribution Date that is not earlier than the fifth anniversary of the previous Distribution Date. If a Non-Employee Director’s Deferral Account is payable in a single lump sum, the payment shall be made as soon as practicable following the Distribution Date but not later than 30 days following the Distribution Date. If a Non-Employee Director’s Deferral Account is payable in installment payments, then the Non-Employee Director’s Deferral Account shall be paid in substantially equal annual installments over the period as elected by the Non-Employee Director in the Deferral Election commencing as soon as practicable following the Distribution Date but not later than 30 days following the Distribution Date.

B-7 Payment Upon Death of a Non-Employee Director. In the event a Non-Employee Director dies before all amounts credited to his Deferral Account have been paid, payment of the Non-Employee Director’s Deferral Account shall be made in a single sum payment as soon as practicable thereafter.

B-8 Beneficiary. A Non-Employee Director’s Beneficiary shall mean the individual(s) or entity designated by the Non-Employee Director to receive the balance of the Non-Employee Director’s Deferral Account in the event of the Non-Employee Director’s death prior to the payment of his entire Deferral Account. To be effective, any Beneficiary designation shall be filed in writing with the Committee. A Non-Employee Director may revoke an existing Beneficiary designation by filing another written Beneficiary designation with the Committee. The latest Beneficiary designation received by the Committee shall be controlling. If no Beneficiary is named by a Non-Employee Director or if he survives all of his named Beneficiaries, the Deferral Account shall be paid in the following order of precedence:

(1)	the Non-Employee Director’s spouse;

(2)	the Non-Employee Director’s children (including adopted children), per stirpes; or

(3)	the Non-Employee Director’s estate.

B-9 Form of Payment. The payment of that portion of a Deferral Account deemed to be invested in the Interest Account shall be made in cash. The distribution of that portion of a Deferral Account deemed to be invested in the Share Equivalent Account shall be distributed in whole Shares with fractional shares distributed in cash.

B-10 Unforeseeable Financial Emergency. If the Committee or its designee determines that a Non-Employee Director has incurred an Unforeseeable Financial Emergency (as defined below), the Non-Employee Director may withdraw in cash and/or Shares the portion of the balance of his Deferral Account needed to satisfy the Unforeseeable Financial Emergency, to the extent that the Unforeseeable Financial Emergency may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Non-Employee Director’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. An “Unforeseeable Financial Emergency” is a severe financial hardship to the Non-Employee Director resulting from (i) a sudden and unexpected illness or accident of the Non-Employee Director or of a dependent of the Non-Employee Director; (ii) loss of the Non-Employee Director’s property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Non-Employee Director as determined by the Committee. A withdrawal on account of an Unforeseeable Financial Emergency shall be paid as soon as possible following the date on which the withdrawal is approved.

B-11 Funding. Benefits payable under the Deferral Program to any Non-Employee Director shall be paid directly by the Corporation. The Corporation shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the Deferral Program. Notwithstanding the foregoing, the Corporation, in the discretion of the Committee, may maintain one or more grantor trusts (“Trust”) to hold assets to be used for payment of benefits under the Deferral Program. The assets of the Trust shall remain the assets of the Corporation subject to the claims of its general creditors. Any payments by a Trust of benefits provided to a Non-Employee Director under the Deferral Program shall be considered payment by the Corporation and shall discharge the Corporation of any further liability under the Deferral Program for such payments.

B-12 Interests Not Transferable. No benefit payable at any time under the Deferral Program shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No person shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Deferral Program, or if by any reason of his bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Deferral Program, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Deferral Program and hold or apply them for or to the benefit of such person entitled thereto under the Deferral Program or his spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

B-13 Forfeitures and Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the Deferral Account of a Non-Employee Director that are not distributed because of the Committee’s inability, after a reasonable search, to locate a Non-Employee Director or his Beneficiary, as applicable, within a period of two (2) years after the Distribution Date upon which the payment of any benefits becomes due. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures will reduce the obligations of the Corporation under the Deferral Program and the Non-Employee Director or Beneficiary, as applicable, shall have no further right to his Deferral Account.